SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of event reported:    October 10, 1996


                          DANIELSON HOLDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)



Delaware                      1-6732                    95-6021257
(State of Incorporation)      (Commission File          (IRS Employer
                              Number)                   Identification No.)



767 Third Avenue,   New York, New York                 10017
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (212) 888-0347



                                                                Exhibit Index is
                                                               located on Page 4

Item 5.  Other Events

         On October 10, 1996, the Registrant entered into an agreement with North American Trust Company ("North American") pursuant to which the Registrant will sell its trust subsidiary, Danielson Trust Company ("Danielson Trust") to North American. The sale price will be $3,000,000.00 in cash. The closing of the transaction is subject to various conditions, including the receipt of regulatory approvals and completion by North American of its due dilligence investigation of Danielson Trust. No assurance can be given that the conditions to the transaction can be satisfied or that the transaction will be completed.

         The Registrant will recognize a loss of approximately $1,662,000, or $0.10 per share, on the sale, subject to audit adjustment.



Item 7.  Financial Statements and Exhibits

A.       Exhibits

         The following exhibit is filed as part of this report.

99.1     Press Release dated October 11, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


October 21, 1996                   DANIELSON HOLDING CORPORATION





                                            By:
                                                     David M. Barse
                                                     President

                                  EXHIBIT INDEX

EXHIBIT                                                     PAGE
NUMBER                        DOCUMENT                      NUMBER


99.1                          Press Release dated           5
                              October 11, 1996

                                                           FOR IMMEDIATE RELEASE
                                                        Contact : David M. Barse
                                             President & Chief Operating Officer
                                                                    212/888-0347

                DANIELSON HOLDING TO SELL DANIELSON TRUST COMPANY

New York City - October 11, 1996

Danielson Holding Corporation (DHC-AMEX) announced today that it has entered into an agreement with North American Trust Company ("North American") pursuant to which Danielson will sell its trust subsidiary, Danielson Trust Company
("Danielson Trust") to North American. The sale price will be $3,000,000 in cash. The closing of the transaction is subject to various conditions, including the receipt of regulatory approvals and completion by North American of its due diligence investigation of Danielson Trust. No assurance can be given that the conditions to the transaction can be satisfied or that the transaction will be completed.

Danielson will recognize a loss of approximately $1,662,000, or $0.11 per share, on the sale, subject to audit adjustment.

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in financial services businesses through its subsidiaries, including insurance services.